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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 6, 2003



                                RADIOLOGIX, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                   000-23311                  75-2648089
     (State or other              (Commission              (I.R.S. Employer
      jurisdiction                File Number)          Identification Number)
    of incorporation)


                           3600 JP MORGAN CHASE TOWER
                                2200 ROSS AVENUE
                            DALLAS, TEXAS 75201-2776
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 303-2776


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                                RADIOLOGIX, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 5. FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  Exhibits.

                  99.1 Press Release issued by the Registrant on November 6, 2003, relating to Radiologix, Inc.'s financial results for the quarter ended September 30, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 6, 2003, the Registrant announced financial results for its third quarter ended September 30, 2003. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and incorporated here by reference.

         Included in the press release furnished as Exhibit 99.1 are certain non-GAAP financial measures utilized by the Registrant's management to assess the Registrant's performance. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results.

         The information contained in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2003

                                      RADIOLOGIX, INC.



                                      By: /s/ Stephen D. Linehan
                                          --------------------------------------
                                          Stephen D. Linehan
                                          Chief Executive Officer


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                                INDEX TO EXHIBITS



Exhibit No.       Description of Exhibits
-----------       -----------------------

99.1 Press Release issued by the Registrant on November 6, 2003, relating to Radiologix, Inc.'s financial results for the quarter ended September 30, 2003.